                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 12, 2004

                       NATIONAL BEEF PACKING COMPANY, LLC

             (Exact Name of Registrant As Specified In Its Charter)

         Delaware                    333-111407               48-1129505
(State of incorporation)            (Commission              (IRS Employer
                                    File Number)           Identification No.)

               12200 North Ambassador Drive, Kansas City, MO 64163
              (Address of Principal Executive Office and Zip Code)

       Registrant's telephone number, including area code: (800) 449-2333

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits

        (c)  EXHIBITS.  The following exhibit is furnished pursuant to Item 12.

        99.1    Press Release dated July 12, 2004.

Item 9.  Regulation FD Disclosure.

     On July 12, 2004, the Company issued a press release announcing a conference call to discuss its third quarter results. The press release is set forth in Exhibit 99.1 attached hereto and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 12, 2004                   National Beef Packing Company, LLC

                                       By:  /s/ Jay D. Nielsen
                                          --------------------------------------
                                            Chief Financial Officer

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